UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2021

TCF FINANCIAL CORPORATION
(HUNTINGTON BANCSHARES INCORPORATED, AS SUCCESSOR BY MERGER TO TCF FINANCIAL CORPORATION)
(Exact name of registrant as specified in its charter)

Michigan	001-39009	38-2022454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 W. Fort Street, Suite 1800, Detroit, Michigan 48226
(Address of principal executive offices, including Zip Code)

(866) 258-1807
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of exchange on which registered)
Common Stock (par value $1 per share)	TCF	The NASDAQ Stock Market
Depositary shares, each representing a 1/1000th interest in a share of the 5.70% Series C Non-Cumulative Perpetual Preferred Stock	TCFCP	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on June 9, 2021 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of December 13, 2020 (the “Merger Agreement”), by and between Huntington Bancshares Incorporated, a Maryland corporation (“Huntington”), and TCF Financial Corporation, a Michigan corporation (“TCF”).  Pursuant to the Merger Agreement, TCF merged with and into Huntington, with Huntington continuing as the surviving corporation (the “Merger”), effective as of June 9, 2021.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Effective June 9, 2021, TCF completed the Merger.  On the Closing Date, TCF merged with and into Huntington, with Huntington continuing as the surviving corporation.  Upon closing of the Merger, the separate existence of TCF ceased.

Following the Merger, TCF National Bank, a national bank and a wholly owned subsidiary of TCF, merged with and into The Huntington National Bank, a national bank and a wholly owned subsidiary of Huntington, with The Huntington National Bank continuing as the surviving bank (the “Bank Merger”).  Upon closing of the Bank Merger, the separate existence of TCF National Bank ceased.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $1.00 per share, of TCF (“TCF Common Stock”) issued and outstanding immediately prior to the Effective Time, other than certain shares held by TCF or Huntington, was converted into the right to receive 3.0028 shares (the “Exchange Ratio” and such shares, the “Merger Consideration”) of common stock, par value $0.01 per share, of Huntington (“Huntington Common Stock”).  Each holder of TCF Common Stock converted pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of Huntington Common Stock (after taking into account all shares held by such holder) will instead receive cash (without interest) in lieu of such fractional share in accordance with the terms of the Merger Agreement.  Pursuant to the Merger Agreement, at the Effective Time, each share of 5.70% Series C Non-Cumulative Perpetual Preferred Stock, no par value, of TCF (“TCF Preferred Stock”) issued and outstanding immediately prior to the Effective Time was converted into the right to receive a share of 5.70% Non-Cumulative Perpetual Preferred Stock Series I, par value $0.01 per share, of Huntington (“Huntington Series I Preferred Stock”).  In addition, at the Effective Time, each outstanding TCF depositary share representing a 1/1000th interest in a share of TCF Preferred Stock (“TCF Depositary Shares”) was converted into a Huntington depositary share representing a 1/1000th interest in a share of Huntington Series I Preferred Stock.

Pursuant to the Merger Agreement, at the Effective Time, each outstanding TCF equity award granted under TCF’s equity compensation plans, other than unvested TCF restricted stock awards held by non-employee directors, was converted into a corresponding award with respect to Huntington Common Stock, with the number of shares underlying such award (and, in the case of stock options, the applicable exercise price) adjusted based on the Exchange Ratio.  Each such converted Huntington equity award continues to be subject to the same terms and conditions as applied to the corresponding TCF equity award immediately prior to the Effective Time, except that, in the case of TCF restricted stock unit awards, the number of shares underlying the converted Huntington equity award was determined with any performance goals deemed satisfied at the target level of performance.  At the Effective Time, each outstanding unvested restricted stock award held by a non-employee director vested and was converted into the right to receive the Merger Consideration in respect of each share of TCF Common Stock subject to such TCF restricted stock award immediately prior to the Effective Time.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 9, 2021, Huntington, as successor to TCF, notified The NASDAQ Stock Market LLC (“NASDAQ”) of the consummation of the Merger and requested that NASDAQ (i) suspend trading of TCF Common Stock and TCF Depositary Shares prior to the opening of trading on June 9, 2021, (ii) withdraw TCF Common Stock and TCF Depositary Shares from listing on NASDAQ prior to the opening of trading on June 9, 2021 and (iii) file with the Securities and Exchange Commission (the “SEC”) notifications of delisting of TCF Common Stock and TCF Depositary Shares on Form 25 and deregistration under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”).  As a result, TCF Common Stock and TCF Depositary Shares will no longer be listed on NASDAQ.

Additionally, Huntington, as successor to TCF, intends to file with the SEC a certification on Form 15 requesting the deregistration of TCF Common Stock and TCF Depositary Shares under Section 12(g) of the Exchange Act and the suspension of TCF’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as practicable.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

As of the Effective Time, each holder of a certificate or book-entry share representing any shares of TCF Common Stock or TCF Preferred Stock ceased to have any rights with respect thereto, except the right to receive the consideration as described above and subject to the terms and conditions set forth in the Merger Agreement.

The information set forth under Item 2.01, Item 3.01, Item 5.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

On June 9, 2021, TCF was merged with and into Huntington pursuant to the Merger Agreement, with Huntington continuing as the surviving corporation.

The information set forth under Item 2.01, Item 3.01, Item 3.03 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of TCF Directors and Executive Officers

At the Effective Time, in accordance with the terms of the Merger Agreement, all of TCF’s directors ceased serving as directors of TCF, and the board of directors of Huntington expanded the size of the board of directors of Huntington to eighteen (18) directors.  The five former directors of TCF appointed by the board of directors of Huntington to fill the increase in the size of the board of directors of Huntington, in each case effective as of the Effective Time, are as follows:  Richard H. King, Barbara L. McQuade, Roger J. Sit, Jeffrey L. Tate and Gary Torgow.

Also at the Effective Time, in accordance with the terms of the Merger Agreement, all of TCF’s executive officers ceased serving as executive officers of TCF.

2021 Annual Cash Bonuses and Special Transaction Incentive Award

On June 9, 2021, TCF approved the payment of cash 2021 annual bonuses of $1.0 million and $150,000 to Gary Torgow and David Provost, respectively, which became payable immediately prior to the Effective Time in full satisfaction of any entitlement with respect to cash incentive compensation for the 2021 performance year under any annual incentive plan or other arrangement of TCF for such period.

In addition, on June 9, 2021, TCF approved the payment to Mr. Torgow of a special transaction incentive award equal to $4.65 million, which was paid in cash immediately prior to the Effective Time.

Letter Agreement with Dennis L. Klaeser

As previously disclosed, TCF and Dennis L. Klaeser entered into a Consulting Agreement, dated August 5, 2020 (the “Consulting Agreement”), pursuant to which Mr. Klaeser agreed to provide consulting services to TCF relating to strategic opportunities.  On June 9, 2021, Mr. Klaeser and TCF entered into an agreement, pursuant to which TCF agreed to pay Mr. Klaeser $4.25 million in cash for his services under the Consulting Agreement in connection with the Merger, and the parties agreed to terminate the Consulting Agreement for no additional consideration.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As of the Effective Time, the Articles of Incorporation and the Bylaws of TCF ceased to be in effect by operation of law.  The Articles of Restatement of Huntington were amended and supplemented, effective as of 11:59 p.m., Eastern Time, on June 8, 2021, and the organizational documents of Huntington (as successor to TCF by operation of law), as in effect immediately prior to the Effective Time, remained the Articles of Restatement and Bylaws of Huntington consistent with the terms of the Merger Agreement. A copy of the Articles of Restatement of Huntington, the Articles of Amendment to the Articles of Restatement and the Bylaws of Huntington are filed as Exhibits 3.1 – 3.8 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01.	Other Events.

On June 9, 2021, Huntington issued a press release announcing the completion of the Merger, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of December 13, 2020, by and between Huntington Bancshares Incorporated and TCF Financial Corporation (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K, filed by TCF Financial Corporation on December 17, 2020).

3.1
Articles Supplementary of Huntington Bancshares Incorporated, as of June 8, 2021 (incorporated by reference to Exhibit 3.1 to Huntington Bancshares Incorporated’s Form 8-K filed with the SEC on June 9, 2021).

3.2	Articles of Restatement of Huntington Bancshares Incorporated (incorporated by reference to Exhibit 3.2 to Huntington Bancshares Incorporated’s Form 8-K filed with the SEC on January 22, 2019).
3.3
Articles of Amendment of Huntington Bancshares Incorporated to Articles of Restatement of Huntington Bancshares Incorporated, effective as of June 8, 2021 (incorporated by reference to Exhibit 3.2 to Huntington Bancshares Incorporated’s Form 8-K filed with the SEC on June 9, 2021).

3.4	Articles Supplementary of Huntington Bancshares Incorporated (incorporated by reference to Exhibit 3.1 to Huntington Bancshares Incorporated’s Form 8-K filed with the SEC on January 22, 2019).
3.5	Articles Supplementary of Huntington Bancshares Incorporated (incorporated by reference to Exhibit 3.1 to Huntington Bancshares Incorporated’s Form 8-K filed with the SEC on June 3, 2020).
3.6	Articles Supplementary of Huntington Bancshares Incorporated (incorporated by reference to Exhibit 3.1 to Huntington Bancshares Incorporated’s Form 8-K filed with the SEC on August 10, 2020).
3.7	Articles Supplementary of Huntington Bancshares Incorporated (incorporated by reference to Exhibit 3.1 to Huntington Bancshares Incorporated’s Form 8-K filed with the SEC on February 9, 2021).
3.8	Amended and Restated Bylaws of Huntington Bancshares Incorporated (incorporated by reference to Exhibit 3.3 to Huntington Bancshares Incorporated’s Form 8-K filed with the SEC on January 22, 2019).
10.1	Consulting Agreement Release dated June 9, 2021 between Dennis L. Klaeser and TCF Financial Corporation.
99.1	Press Release, dated June 9, 2021 (incorporated by reference to Exhibit 99.1 to Huntington Bancshares Incorporated’s Form 8-K filed with the SEC on June 9, 2021).
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED (as successor by merger to TCF Financial Corporation)

/s/ Jana J. Litsey
Jana J. Litsey General Counsel
Dated: June 9, 2021